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                                                                    EXHIBIT 10.6

                          ASSIGNMENT AND ASSUMPTION OF
                          ----------------------------
                              SUBLICENSE AGREEMENT
                              --------------------


     AGREEMENT made this 17th day of February, 1997 by and between Downeast Frozen Desserts, L.L.C., ("DE") a Delaware Limited Liability Company with a place of business in Portland, Maine and Deering Ice Cream, Inc., a Delaware corporation with a place of business in Portland, Maine ("Deering") a wholly owned subsidiary of Terrace Holdings, Inc. a Delaware Corporation with a principle place of business in Fort Lauderdale, Florida.

                                   WITNESSETH

     WHEREAS, DE is a party to a certain Sublicense Agreement dated December 24, 1996 by and between it and Franchise Associates, Inc. (the "Agreement);

     WHEREAS, DE has or will sell its assets, including its rights and obligations under said Agreement to Deering;

     WHEREAS, Deering desires to acquire the assets and assume the Agreement;

     NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements herein contained, the parties agree and act as follows:

     1. DE hereby assigns, sets over and transfers to Deering all of DE's rights, title and interests under the Agreement.

     2. Deering hereby assumes and agrees to perform, fulfill and observe all of the covenants, agreements, warranties, obligations and liabilities of Downeast Frozen Desserts, LLC under the Agreement.

     3. This Assignment and Assumption of Sublicense Agreement shall inure to the benefit and be binding upon the parties and their successors and assigns.
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     IN WITNESS WHEREOF, the parties hereto have caused this Assignment and
Assumption to be executed by their respective duly authorized officers as of the day and year first above written.

                                       DOWNEAST FROZEN DESSERTS, L.L.C.


                                       By:
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Witness                                Milton Namiot


                                       DEERING ICE CREAM, INC.


                                       By:
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Witness                                         Duly Authorized


     Franchise Associates, Inc. ("FAI") hereby consents to the Assignment and Assumption of the Sublicense Agreement between FAI and Downeast Frozen Desserts, L.L.C. as set forth herein.

                                       FRANCHISE ASSOCIATES, INC.


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Witness                                A.P. Barrett, President


     H.F.S., Inc. (HFS) hereby consents to the Assignment and Assumption of Sublicense Agreement between FAI and Downeast Frozen Desserts, L.L.C. as set forth herein.


                                       H.F.S., Inc.


                                       By:
------------------                        ------------------------------------
Witness                                         Duly Authorized